UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K/A
AMENDMENT NO. 3

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2005

JUPITER GLOBAL HOLDINGS, CORP.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

000-27233	98-0204736
(Commission File Number)	(IRS Employer Identification No.)

62 WEST 8TH AVENUE, 4TH FLOOR,
VANCOUVER, BRITISH COLUMBIA, CANADA, V5Y 1M7
(principal executive offices)

(604) 682-6541
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

On September 13, 2005, JUPITER Global Holdings Corp. (“Registrant”) announced that it had entered into a definitive agreement and plan of acquisition (“Agreement”) with Macro Communications, Inc., a Georgia corporation (“Macro”) as well as Macro’s two shareholders, Warren Jackson and William Jackson.  The closing date provided for in the Agreement was September 22, 2005. As reported by the Registrant in Amendment 1 to its Current Report filed on Form 8-K/A on September 22, 2005, the acquisition of Macro was closed on September 22, 2005.

This Form 8-K/A further amends the Current Report on Form 8-K dated September 16, 2005 its amended Form 8-K/A filed on September 22, 2005 and its amended Form 8K/A filed on November 3, 2005 to include compliance with the requirements of Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial Information. This Amended Current Report, with exhibits, includes audited financial statements of Macro as the acquired entity, for thw two years ended December 31, 2004 and 2003; and it includes all required pro forma financial information to report the Macro acquisition as if it had occurred prior to the actual date of closing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Included in this filing are the following financial statements:

(i)	Audited Balance Sheets as of December 31, 2004 and 2003;

(ii)	Audited Statement of Operation for the years ended December 31, 2004 and 2003;

(iii)	Audited Statement of Cash Flow for the year ended December 31, 2004 and 2003;

(iv)	Audited Statement of Stockholder’s Deficit for the year ended December 31, 2004 and 2003;

(v)	Notes to the Audited Financial Statements.

(vi)	Reports of Independent Auditor;

(vii)	Unaudited Balance Sheet for the six months ended June 30, 2005;

(viii)	Unaudited Statement of Operations and Deficit for the six months ended June 30, 2005;

(ix)	Unaudited Statement of Cash Flow for the six months ended June 30, 2005;

(x)	Notes to Unaudited Financial Statements;

(b) Pro Forma Financial Information.

Included in this filing are the unaudited consolidated pro forma financial statements giving effect to the acquisition of Macro by the Registrant. The unaudited pro forma financial statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable.

The unaudited pro forma consolidated balance sheet combines (i) the historical balance sheets of the Registrant and Macro as of June 30, 2005 and (ii) historical balance sheets of the Registrant and Macro as of December 31, 2004, giving effect to the transaction described in the Agreement dated September 13, 2005 (“Acquisition”) as if it had occurred on January 1, 2005.

The unaudited pro forma consolidated statements of operations combine (i) the historical statements of operations of the Registrant and Macro for the six month period ended June 30, 2005 and (ii) the historical statements of operations of the Registrant for the year ended December 31, 2004 and Macro for the year ended December 31, 2004, giving effect to the Transaction as if it had occurred on January 1, 2004.

The unaudited pro forma condensed consolidated financial statements described above should be read in conjunction with the historical financial statements of the Registrant and Macro and the related notes thereto. The unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the Acquisition taken place on the dates noted, or the future financial position or operating results of the combined company.

(c) Exhibits.

99.1	Financial Statements listed in Item 9.01(a) above

99.2	Pro forma Financial Statements listed in Item 9.01(b) above

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JUPITER GLOBAL HOLDINGS CORP.

By:	/s/ Ray Hawkins
Name:	Ray Hawkins
Title:	Chief Executive Officer

Date: April 13, 2006